UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

South Hertfordshire United Kingdom Fund, Ltd.

(Exact name of Registrant as specified in its charter)

Colorado	File No. 000-19889	84-1145140
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Media House, Bartley Wood Business Park, Hook,
Hampshire,
RG27 9UP, England

(Address of principal executive offices)

N/A

(Zip Code)

Registrant’s Telephone Number, including Area Code: + 44 1256 75 2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 17, 2011, South Hertfordshire United Kingdom Fund, Ltd. (“the Partnership”) issued a letter to unitholders regarding the initial distribution of proceeds from the dissolution of the Partnership.  A copy of the letter to unitholders is included as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit	Description
99.1	Letter to Unitholders dated June 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2011	SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.

By: NTL FAWNSPRING LIMITED, its General Partner

	By:	/s/ Robert Mackenzie
	Name:	Robert Mackenzie
	Title:	Director

EXHIBIT INDEX

Exhibit	Description
99.1	Letter to Unitholders dated June 17, 2011